UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2016

VITAE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36617 (Commission File Number)	04-3567753 (IRS Employer Identification No.)

502 West Office Center Drive Fort Washington, PA 19034 (Address of Principal Executive Offices)	19034 (Zip Code)

Registrant’s telephone number, including area code: (215) 461-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

As previously disclosed, on September 13, 2016, Vitae Pharmaceuticals, Inc. (“Vitae”), Allergan Holdco US, Inc., a Delaware corporation (“Parent”), and Augusta Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, on September 26, 2016, Purchaser commenced a tender offer (the “Offer”) to purchase all of the outstanding shares (the “Shares”) of Vitae common stock, $0.0001 par value, at a price of $21.00 per share, without interest and subject to any required withholding taxes.

The Offer expired as scheduled at the end of the day 12:00 midnight, New York City time, on October 24, 2016 (the “Expiration Date”) and was not extended. Computershare Trust Company, N.A., the depositary for the Offer (the “Depositary”), advised Parent and the Purchaser that, as of the Expiration Date, a total of 26,235,210 Shares had been validly tendered and not properly withdrawn from the Offer, which tendered Shares represented approximately 90.3% of the Shares outstanding as of the expiration of the Offer.  In addition, Notices of Guaranteed Delivery had been delivered for 836,595 Shares, representing approximately 2.9% of the Shares issued and outstanding as of the expiration of the Offer.  The number of Shares tendered (excluding Shares delivered pursuant to Notices of Guaranteed Delivery) satisfies the Minimum Tender Condition.  As the Minimum Tender Condition and each of the other conditions of the Offer have been satisfied (or waived), Purchaser has accepted for payment all Shares that were validly tendered and not validly withdrawn pursuant to the Offer.

Following consummation of the Offer, the remaining conditions to the merger of Purchaser with and into Vitae (the “Merger”) set forth in the Merger Agreement were satisfied, and on October 25, 2016, Parent completed its acquisition of Vitae by consummating the Merger, without a meeting of stockholders of Vitae in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (“Delaware Law”), with Vitae continuing as the surviving corporation (the “Surviving Corporation”). At the effective time of the Merger (the “Effective Time”), each Share then outstanding was converted into the right to receive cash in an amount equal to the Offer Price, without interest and subject to any required withholding taxes (the “Per Share Merger Consideration”) (other than (i) Shares held in the treasury of Vitae, (ii) Shares held by Parent or Purchaser and (iii) Shares issued and outstanding immediately prior to the Effective Time and in respect of which appraisal rights had been properly demanded (and not withdrawn or lost) in accordance with the Delaware Law in connection with the Merger). As a result of the Merger, Vitae became a wholly-owned subsidiary of Parent.

Pursuant to the terms of the Merger Agreement, immediately prior to the Effective Time, each outstanding option to purchase Shares (“Vitae Options”) with an exercise price per share less than the Per Share Merger Consideration that is unexpired, unexercised and outstanding immediately prior to the Effective Time (whether vested or unvested), was cancelled and the holder thereof is entitled to receive an amount of cash, without interest and subject to any applicable tax withholding, equal to (i) the Per Share Merger Consideration less the exercise price per share of such Vitae Option in effect immediately prior to the Effective Time multiplied by (ii) the number of Shares subject to such Vitae Option.  For Vitae Options that provide for vesting conditioned upon the attainment of performance goals, the number of Shares subject to such Vitae Options was determined at the “target” level of performance for such Vitae Options (or, if no target is specified, at the maximum number of shares subject to such Vitae Options).

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to Vitae’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 14, 2016 and is incorporated herein by reference. All capitalized terms used herein and not otherwise defined have the meaning given to such terms in the Merger Agreement.

Item 1.02. Termination of a Material Definitive Agreement.

On June 30, 2016, Vitae entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co., as agent (“Cantor”), pursuant to which Vitae could offer and sell, from time to time through Cantor, shares of Vitae’s common stock having an aggregate offering price of up to $40.0 million. Effective October 24, 2016, Vitae terminated the Sales Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure under the Introductory Note and Item 3.01 is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 25, 2016, Vitae (i) notified the NASDAQ Stock Market LLC (“NASDAQ”) of the consummation of the Merger and (ii) requested that NASDAQ (x) halt trading in the Shares for October 25, 2016 and suspend trading of the Shares effective October 25, 2016 and (y) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). NASDAQ filed the Form 25 on October 25, 2016 delisting and deregistering the Shares. Vitae intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of Vitae’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Shares.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure under the Introductory Note, Item 3.01 and Item 5.03 is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The disclosure under the Introductory Note and Item 3.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, as of the Effective Time, Karen Bernstein, Ph.D., John M. Leonard, Robert V. Gunderson, Jr., Jeffrey S. Hatfield, Donald J. Hayden, Daniel M. Junius, Charles A. Rowland, Jr. and Gino Santini each resigned and ceased to be directors of Vitae and members of any committee of Vitae’s Board of Directors. These resignations were not a result of any disagreement between Vitae and the directors on any matter relating to Vitae’s operations, policies or practices. As of the Effective Time, Jeffrey S. Hatfield, Richard Morris and Arthur Fratamico each were removed as officers of Vitae by Vitae’s Board of Directors.

Pursuant to the Merger Agreement, as of the Effective Time, the directors and officers of Purchaser immediately prior to the Effective Time became the directors and officers of the Surviving Corporation. The directors of Purchaser immediately prior to the effective time were Kira Schwartz and Sigurd Kirk.  As of the Effective Time, Vitae’s Board of Directors appointed A. Robert D. Bailey as President, Stephen Kaufhold as Treasurer, and Kira Schwartz as Secretary.  Information regarding the new directors and executive officers has been previously disclosed in Schedule 1 of the Offer to Purchase as filed with the Tender Offer Statement on Schedule TO, originally filed by the Purchaser on September 26, 2016.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, Vitae’s certificate of incorporation was amended and restated in its entirety. A copy of Vitae’s Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, Vitae’s bylaws were amended and restated in their entirety. A copy of Vitae’s amended and restated bylaws is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

2.1

Agreement and Plan of Merger by and between Allergan Holdco US, Inc., Augusta Merger Sub, Inc. and Vitae Pharmaceuticals, Inc., dated September 13, 2016 (incorporated by reference to Exhibit 2.1 to Vitae’s Current Report on Form 8-K filed with the SEC on September 14, 2016).

3.1	Amended and Restated Certificate of Incorporation of Vitae Pharmaceuticals, Inc., dated as of October 25, 2016.
3.2	Amended and Restated Bylaws of Vitae Pharmaceuticals, Inc., dated as of October 25, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAE PHARMACEUTICALS, INC.

Date: October 25, 2016	By:	/s/ A. Robert D. Bailey

A. Robert D. Bailey
President

EXHIBIT INDEX

Exhibit No.

2.1

Agreement and Plan of Merger by and between Allergan Holdco US, Inc., Augusta Merger Sub, Inc. and Vitae Pharmaceuticals, Inc., dated September 13, 2016 (incorporated by reference to Exhibit 2.1 to Vitae’s Current Report on Form 8-K filed with the SEC on September 14, 2016).

3.1	Amended and Restated Certificate of Incorporation of Vitae Pharmaceuticals, Inc., dated as of October 25, 2016.
3.2	Amended and Restated Bylaws of Vitae Pharmaceuticals, Inc., dated as of October 25, 2016.